EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
The undersigned hereby certifies that the Quarterly Report on Form 10-Q of USANA Health Sciences, Inc. for the period ended April 1, 2023 as filed May 9, 2023 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of USANA Health Sciences, Inc.

Date: May 9, 2023	/s/ Kevin G. Guest
Kevin G. Guest
Chief Executive Officer (Principal Executive Officer)